UPC INSURANCE

Keep the Promise

INVESTOR UPDATE MARCH 2015

Premier Residential and Commercial Property and Casualty Insurance

Serving Coastal States Since 1999

The UPC Difference

We have written $2.4 billion in premiums and paid over $1 billion in claims while maintaining consistent profitability and financial strength.

DEEP EXPERIENCE

- Proven leader in the world's peak exposure zone for hurricane risk
- Anti-fragility demonstrated during 16 different catastrophic events since 1999

HUGE MARKET OPPORTUNITY

- Significant, permanent dislocation/lack of capacity in windstorm-exposed markets
- Small market share needed to generate significant premium growth and volume
- Eighth in Florida and 36th nationally in home premium, with production in only eight states

PREMIER LEADERSHIP TEAM

- Stability and continuity at the Board and Senior Leadership levels
- Added Legal, Actuarial, Sales and Underwriting talent in 2014 to support growth

CONSERVATIVELY CAPITALIZED

- Strong balance sheet with ample equity and liquidity – minimal financial leverage and investment risk
- Internal capital augmented by $1.1 billion of reinsurance with minimal credit risk
- Conservative reserving philosophy

PROVEN EXECUTION

- Licensed or have applications pending in 18 of 19 initial target markets
- Developed and implementing proprietary product and pricing philosophy (UPC 1.0)
- Diversification accelerating with 65% of all new policies coming from outside Florida in 2014

CONSISTENTLY STRONG FINANCIAL RESULTS

- Profitable in 15 of 16 years since inception
- ROAE over 20% each of past two years; YTD 12/31/14 underlying combined ratio of 82.6%

VISION: To be the premier provider of property insurance in catastrophe-exposed areas

STRONG AND CONSISTENT TOP-LINE GROWTH

CAGR for Gross Premiums Earned 28.5% from Q1-2012 to Q4-2014



$100,000
$80,000
$60,000
$40,000
$20,000
-
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Gross Earned
Net Earned

UNDERWRITING PROFITABILITY DRIVES RETURNS



PRE-TAX INCOME
84% of 2014 Pre-tax income from underwriting profitability
0
2010
2011
2012
2013
2014
Underwriting G/L
Investment Income
Current Year CAT Losses
PY CAT Development

YTD 2014 ROAE is a trailing-twelve calculation.

UPC IS ACHIEVING GEOGRAPHIC DIVERSIFICATION



UPC is currently licensed in 18 of 19 coastal states.
Licensed
Future



202,454
POLICIES IN FORCE
(AT 12/31/13)
163,314
81%
39,140
19%
15,186
10,990
9,990
3,064
FL
SC
MA
RI
Other (NC, NJ, TX)
252,104
POLICIES IN FORCE
(AT 12/31/14)
173,630
69%
78,474
31%
19,492
20,463
14,387
24,132
FL
SC
MA
RI
Other (NC, NJ, TX & LA)

web: investors.upcinsurance.com | email: ir@upcinsurance.com

UPC INSURANCE | Keep the Promise

INVESTOR UPDATE MARCH 2015

Superior Financial Strength and Stability

GAAP EQUITY MORE THAN $200 MILLION



$220,000
$170,000
$120,000
$70,000
$20,000
350% INCREASE
Q1 2010 – Q4 2014
45,293
203,763
2010
2011
2012
2013
2014

BOOK VALUE PER SHARE GROWTH



$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
132% INCREASE
Q1 2010 – Q4 2014
$4.21
9.75
2010
2011
2012
2013
2014

QUALITY GROWTH IMPROVING KEY RISK METRIC

Modeled Average Annual Loss / Premium



24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
2010
2011
2012
2013
2014

SIGNIFICANT HISTORICAL EVENT EFFECTS ON UPC

Historical Event	Est. Industry Gross Loss ($ million)	Est. UPC Gross Loss[1] ($ million)	UPC Proforma 2015 Net Inc.[2] ($ million)	UPC Proforma Risk-Adjusted ROAE[2]
SEVERITY (Single Event)				
Andrew	$57,600	$131.0	$38.2	17.1%
Katrina	$47,800	$5.0	$52.1	22.7%
Betsy	$47,300	$51.0	$38.2	17.1%
Donna	$36,100	$427.0	$38.2	17.1%
FREQUENCY (Multiple Events)				
Andrew + Donna	$93,700	$558.0	$19.5	9.1%
Katrina + Betsy	$95,100	$56.0	$21.3	10.0%

Severity Protection

Since 1900, there has never been a hurricane that would have exhausted UPC's 2014 catastrophe reinsurance program.

Frequency Protection

Neither of the two most active seasons on record (2004 and 2005) would exhaust UPC's 2014 catastrophe reinsurance program.

[1]AIR Worldwide's estimated insured industry loss includes losses from personal and commercial lines.
[2]Raymond James analyst's estimate which includes $27 million of catastrophe losses before income tax.

PRUDENT RISK TRANSFER KEY TO UPC STRATEGY

2014-2015 Catastrophe Reinsurance Program



1st EVENT
Return Time [3]
$1,105.2M
185.19YR
LAYER 4
$150M xs $25M
$955.2M
131.58YR
LAYER 3
$150M xs $25M
$847.7M
107.53YR
$808.6M
100.00YR
50.00YR
$569.9M
1928 Okeechobee
$514.0M
50.00YR
FHCF
90% of
$616.9M xs $230.8M
$426.9M
Donna
$422.8M
38.76YR
$230.8M
17.12YR
$185.7M
Charley
LAYER 2
$125M xs $25M
$130.8M
Andrew
$125.0M
8.58YR
LAYER 1
$100M xs $25M
50% 1-year term / 50% 2-year term
$25.0M
3.17YR
$17.5M RETENTION
30% QS

Over $1 billion of cascading coverage for one or multiple events until exhausted.

[3]Return time shown using AIR v 15 LT no DS (based on 9/30/14 exposures).